Februar y 4 , 2016 Fourth Quarter 2015 Earnings Call

Safe Harbor Statement F O R W A R D - L O O K I N G S T A T E M E N T S This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward- looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2014, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; changes in prepayment rates of mortgages underlying our target assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the concentration of credit risks we are exposed to; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; the availability and cost of financing; changes in the competitive landscape within our industry; our ability to successfully implement new strategies and to diversify our business into new asset classes; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire mortgage loans and successfully securitize the mortgage loans we acquire; our ability to acquire mortgage servicing rights (MSR) and successfully operate our seller-servicer subsidiary and oversee our subservicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; the state of commercial real estate markets and our ability to acquire or originate commercial real estate loans or related assets; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors’ most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors. 2

Financial Summary F U L L Y E A R 2 015 • Total return on book value of 0.5%(1) – Cash dividends totaling $1.04 per share • Comprehensive Loss of $4.5 million, or $0.01 per share • Core Earnings(2) of $325.8 million, or $0.89 per share • Repurchased 13.7 million shares of common stock – Average purchase price of $8.43 per share; aggregate cost of $115.2 million – Accretive to book value by $0.07 per share FOURTH QUARTER 2015 • Total return on book value of 0.7%(1) – Cash dividend of $0.26 per share • Comprehensive Loss of $3.2 million, or $0.01 per share • Core Earnings(2) of $72.1 million, or $0.20 per share • Repurchased 12.3 million shares of common stock – Average purchase price of $8.37 per share; aggregate cost of $102.7 million – Accretive to book value by $0.06 per share 3(1) See Appendix slide 16 for calculation of Q4-2015 and FY-2015 return on book value. (2) Core Earnings is a non-GAAP measure. Please see Appendix slide 19 of this presentation for a definition of Core Earnings and a reconciliation of GAAP to non-GAAP financial information.

Business Overview(1) MORTGAGE LOAN CONDUIT • Sponsored seven securitizations totaling $2.0 billion in unpaid principal balance (UPB) – Attained goal of sponsoring six to ten securitizations during 2015 • Expanded originator partner network M O RTG AG E S E RV I C I N G R I G H T S • Added six MSR flow sellers – Achieved goal of adding five to ten flow sellers in 2015 • Closed on four bulk MSR acquisitions; total UPB of $8.5 billion C O M M E RC I A L R E A L E STAT E • Completed build out of team and resources to manage and support investments • Deployed significant equity capital • Closed on 18 assets; aggregate carrying value of $661.0 million at December 31, 2015 4 (1) Data for the year ended December 31, 2015.

Market and Policy Update MACRO CONSIDERAT IONS • Volatile market and interest rate environment – Wider Agency and credit asset spreads – Federal Reserve raised interest rates in December 2015 • Continued home price appreciation – CoreLogic Home Price Index up 6.3% on rolling 12-month basis(1) • Mixed employment data – Improvement in unemployment rate; 5.0% in December 2015 versus 5.6% in December 2014(2) – Tepid labor force participation P O L I C Y M AT T E R S • Remain actively engaged with a variety of parties in Washington, D.C. – Credit risk transfer – Private label securitization market – Role of private capital – FHFA ruling 5(1) Source: CoreLogic Home Price Index rolling 12-month change as of December 31, 2015. (2) Source: U.S. Bureau of Labor Statistics.

(Dollars in millions, except per share data) Q4-2015 Book Value Q4-2015 Book Value per share FY-2015 Book Value FY-2015 Book Value per share Beginning stockholders’ equity $3,772.7 $10.30 $4,068.0 $11.10 Cumulative effect of adoption of new accounting principle (ASU 2014-13) n/a (3.0) Beginning stockholders’ equity - adjusted $3,772.7 $10.30 $4,065.0 $11.09 GAAP Net Income: Core Earnings, net of tax 72.1 325.8 Realized gains, net of tax 15.1 134.6 Unrealized mark-to-market gains, net of tax 123.5 31.8 Other comprehensive loss (213.9) (496.7) Dividend declaration (92.0) (378.3) Other 1.7 9.0 Balance before capital transactions 3,679.2 3,691.2 Repurchase of common stock (102.7) (115.2) Issuance of common stock, net of offering costs 0.1 0.6 Ending stockholders’ equity $3,576.6 $10.11 $3,576.6 $10.11 Book Value 6 Q4-2015 Comprehensive Loss of $3.2 million; $4.5 million loss in 2015 Declared Q4-2015 dividend of $0.26 per share; $1.04 per share total in 2015 Share repurchases accretive to book value by $0.06 per share in Q4-2015; $0.07 per share in 2015

$404.8 $376.0 $0 $75 $150 $225 $300 $375 $450 2015 REIT Taxable Income 2015 Dividend Declarations M i l l i o n s Tax Characterization of Dividend • Generated REIT taxable income of $404.8 million in 2015 – Includes net capital gains of approximately $261.1 million • 2015 dividend declarations totaled $376.0 million – Fulfilled REIT dividend distribution requirements – Distributed 92.9% of REIT taxable income – Carrying approximately $28.8 million of ordinary income into 2016 • Distributions fully taxable when characterized on Form 1099-DIV(1) – 61.7% deemed long-term taxable gains 7 FULL YEAR 2015 DIVIDEND SUMMARY 92.9% of REIT Taxable Income (1) The U.S. federal income tax treatment of holding Two Harbors common stock to any particular stockholder will depend on the stockholder’s particular tax circumstances. You are urged to consult your tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences to you, in light of your particular investment or tax circumstances, of acquiring, holding and disposing of Two Harbors common stock. Two Harbors does not provide tax, accounting or legal advice. Any tax statements contained herein were not intended or written to be used, and cannot be used for the purpose of avoiding U.S., federal, state or local tax penalties. Please consult your advisor as to any tax, accounting or legal statements made herein.

(Dollars in millions) Q3-2015 Q4-2015 Variance ($) Variance (%) Interest income $152.8 $133.6 ($19.2) (12.6%) Interest expense $37.0 $36.6 $0.4 1.4% Net interest income $115.8 $97.0 ($18.8) (16.2%) Loss on swaps and swaptions ($19.4) ($12.6) $6.8 35.3% Gain on other derivatives $5.6 $6.0 $0.4 6.8% Servicing income, net of amortization on MSR $10.8 $16.8 $6.0 54.9% Other $1.1 $1.4 $0.3 29.7% Total other income ($1.9) $11.6 $13.5 n/a Expenses $35.6 $35.8 ($0.2) (0.8%) Income taxes ($1.1) $0.7 ($1.8) n/a Core Earnings(1) $79.4 $72.1 ($7.3) (9.2%) Core Earnings Summary(1) 8 Q4-2015 F INANCIAL HIGHLIGHTS (1) Core Earnings is a non-GAAP measure. Please see Appendix slide 19 for a definition of Core Earnings and a reconciliation of GAAP to non-GAAP financial information. • Interest income down 12.6% quarter-over-quarter ― Earnings drag due primarily to reallocation of capital ― Sold approximately $2.7 billion Agency securities ― Offset by an increase in mortgage loans held-for-investment in securitization trusts and commercial real estate loans • Swap costs decreased by 35.3% ― Lower average notional balance ― Average interest spread on swaps decreased • Other operating expenses ― 1.7% of average equity in Q4-2015; up from 1.6% in Q3- 2015 • Expenses are consistent but stockholders’ equity declined due to share repurchase activity ― Added resources to create operational capabilities within the conduit, MSR and commercial real estate, expanded vendor relationships and fortified information technology infrastructure • Combined with variable expenses, could result in a higher expense ratio in 2016

Financing Profile 9 REPURCHASE AGREEMENTS • Focused on diversification and financial stability across repo counterparties • Outstanding borrowings of $5.0 billion with 21 active counterparties; 30 total counterparties • Continued to ladder repo maturities FEDERAL HOME LOAN BANK OF DES MOINES • Outstanding secured advances of $3.8 billion • Average borrowing rate 0.58% • FHFA rulemaking SECURED $250 MILL ION F INANCING FACIL IT Y FOR COMMERCIAL REAL ESTATE LOANS

Portfolio Performance and Hedging 10 Q 4 - 2 015 P E R FO R M A N C E H I G H L I G H T S (1) “Legacy” non-Agency RMBS includes non-Agency bonds issued up to and including 2009. “New issue” non-Agency RMBS includes bonds issued after 2009. (2) Cost of funds includes interest spread expense associated with the portfolio's interest rate swaps. (3) Defined as total borrowings to fund RMBS, residential mortgage loans held-for-sale, commercial real estate assets and Agency Derivatives, divided by total equity. NET INTEREST MARGIN BEGINNING TO BENEFIT FROM REALLOCATION OF CAPITAL TO HIGHER Y IELDING ASSETS RATES • Solid Interest-Only and MSR performance CREDIT • Credit yields were stable COMMERCIAL • Initial holdings performed as expected HEDGING • Maintained low interest rate exposure and leverage • Debt-to-equity of 2.5x at December 31, 2015, down from 3.1x at September 30, 2015(3) Q4 -2015 PORTFOL IO METR ICS Three Months Ended Sept. 30, 2015 Dec. 31, 2015 Annualized portfolio yield during the quarter 4.14% 4.56% Rates Agency RMBS, Agency Derivatives and MSR 3.3% 3.8% Credit Non-Agency RMBS, Legacy(1) 8.6% 8.4% Non-Agency RMBS, New issue(1) 4.1% 4.0% Net economic interest in securitization trusts 4.9% 4.6% Prime jumbo residential mortgage loans 3.9% 4.0% Commercial 7.9% 6.0% Annualized cost of funds on average repurchase and advance balance during the quarter(2) 1.31% 1.30% Annualized interest rate spread for aggregate portfolio during the quarter 2.83% 3.26%

HISTORICAL CAPITAL ALLOCATIONPORTFOLIO COMPOSIT ION (1) Portfolio Composition 11 $11.1 BILLION PORTFOLIO AS OF DECEMBER 31, 2015 ($ billions) (1) For additional detail on the portfolio, see Appendix slides 20-25. (2) Commercial consists of senior and mezzanine commercial real estate debt and related instruments. (3) MSR includes Ginnie Mae buyout residential mortgage loans. (4) Assets in “Rates” include Agency RMBS, Agency Derivatives, MSR and Ginnie Mae buyout residential mortgage loans. (5) Assets in “Credit” include non-Agency RMBS, prime jumbo residential mortgage loans, net economic interest in securitization trusts and CSL. (6) The capital allocation strategies are intended to be illustrative of allocation trends and reflect the company’s current expectations based on a variety of market, economic and regulatory factors. Actual portfolio composition and allocation strategies may differ materially. Rates(3) $10,766 Commercial(2) $0.66 Dec. 31, 2013 Dec. 31, 2014 Dec. 31, 2015 Long-Term Trend(6) Rates(4) Agency 44% 44% 35% MSR 13% 12% 14% Credit(5) Non-Agency 38% 34% 27% Conduit 5% 10% 16% Commercial n/a n/a 8% INCREASED CAPITAL ALLOCATION TO MSR, CONDUIT AND COMMERCIAL REAL ESTATE Agency $6.13 MSR(3) $0.53 Non-Agency $1.85 Conduit $1.95 Rates(4) $6.66B Credit(5) $3.80B Commercial $0.66B

• Sponsored ABMT 2015-7; $332.8 million securitization • Significant issuer in private label securities market – Approximately 16% market share of new prime jumbo issuance in 2015(2) – Broad investor interest and participation; over 50 different investors in program since inception(4) – Agate Bay pricing improved throughout 2015 – Sponsored ABMT 2016-1 in January 2016; $299.3 million securitization • Retained interest in securitization trusts of $1.2 billion at December 31, 2015 Conduit and MSR Update(1) 12 (1) Data for the three months ended December 31, 2015, except where noted. (2) Source: Two Harbors Investment Corp. research. (3) Gross yield includes servicing income, sub-servicing expense and amortization. (4) As of January 31, 2016. (5) Total investors considers only new issue buyers. MORTGAGE LOAN CONDUIT MORTGAGE SERVICING RIGHTS • Added four MSR flow seller relationships • Closed on two bulk MSR acquisitions; total UPB of $2.4 billion • Gross yields remain healthy; 7.2% in Q4-2015(3) • Invested $124 million in 2015 • Fair value of $493.7 million at December 31, 2015 AG ATE B AY M O RTG AG E T RU ST ( A B M T ) S U M M A RY 1 3 7 7 13 38 $434 $998 $2,007 $0 $500 $1,000 $1,500 $2,000 $2,500 0 10 20 30 40 2013 2014 2015 M i l l i o n s C o u n t Securitizations Total Investors Total UPB(5)

• Added nine commercial real estate assets during the fourth quarter • Twelve senior and six mezzanine assets at December 31, 2015 ― Secured by a diverse group of properties throughout the United States ― Weighted average initial loan-to-value of 72.3%; weighted average spread of LIBOR plus 507 basis points • Working to secure additional financing options • Opportunities in the commercial real estate market remain attractive Commercial Real Estate Update 13 PORTFOLIO BY PROPERTY TYPE PORTFOLIO BY LOAN TYPE 38.6% 28.1% 21.1% 12.2% Office Retail Multifamily Hotel (1) Defined as total borrowings to fund commercial real estate assets divided by total equity in investments. 76.9% 23.1% Senior Mezzanine

2016 Outlook 14 O P P O RTU N I ST I C A L LY D E P LOY C A P I TAL TO M A X I MI Z E STO C K H O L D E R VALUE OVE R T H E LON G -TE R M • Diversify asset base to deliver high-quality returns with dampened volatility • Allocate capital to sectors with more attractive returns, including: – Mortgage loan conduit – MSR – Commercial real estate assets • Pursue Agency and non-Agency opportunities when attractive INCREASE OPT IONAL IT Y AND FLEX IB IL I T Y IN BUS INESS MODEL • Broaden financing capabilities • Maintain a low risk profile • Leverage operational capabilities STOC K R E P URC H AS E S • Expect to continue to repurchase stock, subject to stock price and market conditions • Additional 50 million shares available pursuant to the stock repurchase program DIV IDEND SUSTA INAB IL IT Y • Anticipate issuing a quarterly dividend of $0.23 per share in March • Expect quarterly dividend of $0.23 per share to be sustainable in 2016 • Remains subject to board approval

Appendix

Return on Book Value 16 (1) Return on book value for twelve-month period ended December 31, 2015 is defined as the decrease in book value from December 31, 2014 to December 31, 2015 of $0.99 per share, plus dividends declared of $1.04 per share, divided by December 31, 2014 book value of $11.10 per share. (2) Return on book value for three-month period ended December 31, 2015 is defined as the decrease in book value from September 30, 2015 to December 31, 2015 of $0.19 per share, plus dividends declared of $0.26 per share, divided by September 30, 2015 book value of $10.30 per share. Return on book value FY-2015 (Per share amounts, except for percentage) Book value at December 31, 2014 $11.10 Book value at December 31, 2015 10.11 Decrease in book value (0.99) Dividends declared in 2015 1.04 Return on book value 2015 $0.05 Percent return on book value 2015(1) 0.5% Return on book value Q4-2015 (Per share amounts, except for percentage) Book value at September 30, 2015 $10.30 Book value at December 31, 2015 10.11 Decrease in book value (0.19) Dividends declared in Q4-2015 0.26 Return on book value Q4-2015 $0.07 Percent return on book value Q4-2015(2) 0.7%

DIVIDENDS (1) Financial Performance 17 COMPREHENSIVE INCOME (LOSS) BOOK VALUE AND DIV IDEND PER SHARE (1) GAAP NET (LOSS) INCOME (1) Historical dividends may not be indicative of future dividend distributions. The company ultimately distributes dividends based on its taxable income per common share, not GAAP earnings. The annualized dividend yield on the company’s common stock is calculated based on the closing price of the last trading day of the relevant quarter. $42.2 $88.9 $2.7 ($92.8) ($3.2) 4.1% 8.7% 0.3% (9.4%) (0.3%) -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% $(100) $(50) $- $50 $100 Q4-2014 Q1-2015 Q2-2015 Q3-2015 Q4-2015 Comp. Income ($M) Comp. Income ROAE (%) $11.10 $11.08 $10.81 $10.30 $10.11 $0.26 $0.26 $0.26 $0.26 $0.26 $6.00 $9.00 $12.00 Q4-2014 Q1-2015 Q2-2015 Q3-2015 Q4-2015 Book Value ($) Dividend Declared ($) $0.26 $0.26 $0.26 $0.26 $0.26 10.4% 9.8% 10.7% 11.8% 12.8% 0.0% 5.0% 10.0% 15.0% $0.00 $0.10 $0.20 $0.30 Q4-2014 Q1-2015 Q2-2015 Q3-2015 Q4-2015 Dividend per Share ($) Dividend Yield (%) ($37.0) $94.8 $221.5 ($34.8) $210.7 ($0.10) $0.26 $0.60 ($0.09) $0.59 ($1.00) ($0.50) $0.00 $0.50 $1.00 $(250) $(125) $- $125 $250 Q4-2014 Q1-2015 Q2-2015 Q3-2015 Q4-2015 GAAP Net Inc. ($M) GAAP EPS ($)

Operating Performance (In millions, except for per share data) Core Earnings(1) Realized Gains Unrealized MTM Q3-2015 Financials Core Earnings(1) Realized Gains Unrealized MTM Q4-2015 Financials Interest income $152.8 $ - $ - $152.8 $133.6 $ - $ - $133.6 Interest expense 37.0 - - 37.0 36.6 - - 36.6 Net interest income 115.8 - - 115.8 97.0 - - 97.0 Net other-than-temporary impairment losses - - (0.2) (0.2) - - - - Gain (loss) on investment securities - 66.4 (2.3) 64.1 - 109.6 (9.7) 99.9 (Loss) gain on interest rate swaps and swaptions (19.4) (61.9) (90.4) (171.7) (12.6) (101.1) 156.2 42.5 Gain (loss) on other derivative instruments 5.6 (20.0) 13.9 (0.5) 6.0 (6.8) (1.3) (2.1) Gain (loss) on residential mortgage loans held-for-sale - 5.6 10.4 16.0 - 3.6 (7.7) (4.1) Servicing income 32.0 - - 32.0 32.8 - - 32.8 (Loss) gain on servicing asset (21.2) - (40.3) (61.5) (16.0) - 12.8 (3.2) Other income (loss) 1.1 (1.5) 2.6 2.2 1.4 (2.0) (4.9) (5.5) Total other (loss) income (1.9) (11.4) (106.1) (119.4) 11.6 3.3 145.4 160.3 Management fees & other operating expenses 35.6 3.1 - 38.7 35.8 2.0 - 37.8 Net income (loss) before income taxes 78.3 (14.5) (106.3) (42.5) 72.8 1.3 145.4 219.5 Income tax (benefit) expense (1.1) (11.4) 4.8 (7.7) 0.7 (13.8) 21.9 8.8 Net income (loss) $79.4 ($3.1) ($111.1) ($34.8) $72.1 $15.1 $123.5 $210.7 Weighted average EPS $0.22 ($0.01) ($0.30) ($0.09) $0.20 $0.04 $0.34 $0.59 18(1) Core Earnings is a non-GAAP measure. Please see Appendix slide 19 of this presentation for a definition of Core Earnings and a reconciliation of GAAP to non-GAAP financial information.

GAAP to Core Earnings Reconciliation(1) Reconciliation of GAAP to non-GAAP Information (In thousands, except for per share data) Three Months Ended September 30, 2015 Three Months Ended December 31, 2015 Reconciliation of net (loss) income to Core Earnings: Net (loss) income ($34,790) $210,706 Adjustments for non-core earnings: Gain on sale of securities and residential mortgage loans, net of tax (62,372) (100,548) Unrealized (gain) loss on securities and residential mortgage loans held-for-sale, net of tax (4,444) 14,668 Other-than-temporary impairment loss 238 - Unrealized loss (gain) on interest rate swaps and swaptions economically hedging investment portfolio, repurchase agreements and FHLB advances, net of tax 89,062 (134,182) Realized loss on termination or expiration of swaps and swaptions, net of tax 48,972 77,672 Loss on other derivative instruments, net of tax 2,656 6,880 Realized and unrealized (gain) loss on financing securitizations, net of tax (1,108) 6,997 Realized and unrealized loss (gain) on mortgage servicing rights, net of tax 39,209 (11,342) Securitization deal costs, net of tax 1,740 780 Change in representation and warranty reserve, net of tax 253 502 Core Earnings $79,416 $72,133 Weighted average shares outstanding 367,365,973 360,090,432 Core Earnings per weighted average share outstanding $0.22 $0.20 19 (1) Core Earnings is a non-GAAP measure that we define as GAAP net income, excluding impairment losses, realized and unrealized gains or losses on the aggregate portfolio, amortization of business combination intangible assets, reserve expense for representation and warranty obligations on MSR and certain upfront costs related to securitization transactions. As defined, Core Earnings includes interest income or expense and premium income or loss on derivative instruments and servicing income, net of estimated amortization on MSR. Core Earnings is provided for purposes of comparability to other peer issuers.

Rates: Agency RMBS Metrics 20 AGENCY RMBS CPR(1) AGENCY PORTFOLIO YIELDS AND METRICS (1) Agency weighted average 3-month Constant Prepayment Rate (CPR) includes IIOs (or Agency Derivatives). (2) Weighted average cost basis includes RMBS principal and interest securities only. Average purchase price utilized carrying value for weighting purposes. (3) Securities collateralized by loans of less than or equal to $175K, but more than $85K. (4) Securities collateralized by loans of less than or equal to $85K. (5) Securities collateralized by loans with greater than or equal to 80% loan-to-value ratio (LTV). High LTV pools are predominately Making Homeownership Affordable (MHA) pools, consisting of borrowers who have refinanced through HARP. (6) Securities collateralized by loans held by lower credit borrowers as defined by Fair Isaac Corporation (FICO). Portfolio Yield Realized Q3-2015 At Sept. 30, 2015 Realized Q4-2015 At Dec. 31, 2015 Agency yield 3.3% 3.2% 3.5% 3.4% Repo and FHLB costs 0.5% 0.5% 0.5% 0.6% Swap costs 0.9% 0.8% 0.8% 0.7% Net interest spread 1.9% 1.9% 2.2% 2.1% Portfolio Metrics Q3-2015 Q4-2015 Weighted average 3-month CPR(1) 9.7% 10.3% Weighted average cost basis(2) $108.0 $108.1 Agency: Vintage & Prepayment Protection Q3-2015 Q4-2015 Other Low Loan Balance Pools(3) 38% 34% $85K Max Pools(4) 17% 23% 2006 & subsequent vintages – Premium and IOs 10% 12% High LTV (predominately MHA)(5) 5% 7% HECM 14% 6% Seasoned (2005 and prior vintages) 4% 6% 2006 & subsequent vintages – Discount 4% 6% Low FICO(6) 4% 5% Prepay protected 4% 1% AGENCY PORTFOLIO COMPOSITION 7.5% 8.2% 9.0% 9.7% 10.3% 0.0% 5.0% 10.0% 15.0% Q4-2014 Q1-2015 Q2-2015 Q3-2015 Q4-2015 Agency RMBS CPR

Rates: Agency RMBS 21 As of Dec. 31, 2015 Par Value ($M) Market Value ($M) % of Agency Portfolio Amortized Cost Basis ($M) Weighted Average Coupon Weighted Average Age (Months) 30-Year fixed 4.0-4.5% $3,979 $4,290 70.0% $4,285 4.2% 30 ≥ 5.0% 562 633 10.3% 607 5.5% 84 4,541 4,923 80.3% 4,892 4.4% 37 15-Year fixed 4.0-4.5% 1 2 0.1% 2 4.0% 66 ≥ 5.0% 1 1 0.0% 1 6.6% 118 2 3 0.1% 3 4.5% 76 HECM 366 386 6.3% 384 4.5% 43 Hybrid ARMs 102 108 1.7% 106 3.6% 142 Other-fixed 328 325 5.3% 313 4.6% 116 IOs and IIOs 3,850 386(1) 6.3% 372 3.7% 74 Total $9,189 $6,131 100.0% $6,070 4.3% 46 (1) Represents the market value of $227.9 million of IOs and $157.9 million of Agency Derivatives.

Rates: Mortgage Servicing Rights 22 As of Mar. 31, 2015 As of June 30, 2015 As of Sept. 30, 2015 As of Dec. 31, 2015 Fair value ($M) $410.2 $437.6 $447.3 $493.7 Unpaid principal balance ($M) $43,974.9 $42,811.3 $48,117.3 $51,386.1 Weighted average coupon 3.9% 3.9% 3.9% 3.9% Original FICO score 748 749 751 751 Original LTV 74% 74% 74% 73% 60+ day delinquencies 1.3% 1.4% 1.1% 1.1% Net servicing spread 28.2 basis points 28.2 basis points 27.8 basis points 27.4 basis points Vintage: Pre-2009 3.4% 3.4% 2.9% 2.6% 2009-2012 60.4% 59.1% 52.8% 47.3% Post 2012 36.2% 37.5% 44.3% 50.1% Percent of MSR portfolio: Conventional 73.6% 74.4% 78.3% 80.5% Government FHA 19.7% 19.1% 16.2% 14.5% Government VA/USDA 6.7% 6.5% 5.5% 5.0%

Credit: Non-Agency RMBS Metrics 23 NON-AGENCY PORTFOLIO COMPOSITIONNON-AGENCY PORTFOLIO YIELDS AND METRICS (1) Weighted average cost basis includes RMBS principal and interest securities only. Average purchase price utilized carrying value for weighting purposes. If current face were utilized for weighting purposes, total non-Agency RMBS excluding the company’s non-Agency interest-only portfolio would have been $55.80 at December 31, 2015. Portfolio Yield Realized Q3-2015 At Sept. 30, 2015 Realized Q4-2015 At Dec. 31, 2015 Non-Agency yield 7.8% 7.5% 7.8% 8.1% Repo and FHLB costs 1.9% 1.9% 2.0% 2.1% Swap costs 0.0% 0.0% 0.1% 0.1% Net interest spread 5.9% 5.6% 5.7% 5.9% NON-AGENCY RMBS CPR Non-Agency: Loan Type Q3-2015 Q4-2015 Sub-prime 63% 68% Option-ARM 7% 8% Prime 13% 6% Alt-A 3% 4% Other 14% 14% Portfolio Metrics Q3-2015 Q4-2015 Weighted average 3-month CPR 6.9% 6.2% Weighted average cost basis(1) $63.7 $60.4 4.2% 5.1% 6.0% 6.9% 6.2% 0.0% 5.0% 10.0% Q4-2014 Q1-2015 Q2-2015 Q3-2015 Q4-2015 Non-Agency RMBS CPR

Credit: Non-Agency RMBS 24 As of December 31, 2015 Senior Bonds Mezzanine Bonds Total P&I Portfolio characteristics: Carrying value ($M) $1,313.7 $532.6 $1,846.3 % of non-agency portfolio 71.2% 28.8% 100% Average purchase price(1) $52.88 $79.01 $60.42 Average coupon 2.8% 3.0% 2.9% Weighted average market price(2) $72.93 $85.31 $76.12 Collateral attributes: Average loan age (months) 112 85 105 Average loan size ($K) $361 $300 $346 Average original Loan-to-Value 71.3% 73.0% 71.8% Average original FICO(3) 634 695 649 Current performance: 60+ day delinquencies 28.1% 12.2% 24.0% Average credit enhancement(4) 9.1% 12.9% 10.1% 3-Month CPR(5) 4.4% 10.7% 6.2% (1) Average purchase price utilized carrying value for weighting purposes. If current face were utilized for weighting purposes, the average purchase price for senior, mezzanine and total non-Agency RMBS, excluding our non-Agency interest-only portfolio, would have been $48.92, $75.63 and $55.80, respectively. (2) Weighted average market price utilized current face for weighting purposes. (3) FICO represents a mortgage industry accepted credit score of a borrower. (4) Average credit enhancement remaining on our non-Agency RMBS portfolio, which is the average amount of protection available to absorb future credit losses due to defaults on the underlying collateral. (5) 3-Month CPR is reflective of the prepayment speed on the underlying securitization; however, it does not necessarily indicate the proceeds received on our investment tranche. Proceeds received for each security are dependent on the position of the individual security within the structure of each deal.

Commercial Real Estate Assets (1) Cash coupon does not include origination or exit fees. (2) Yield includes net origination fees and exit fees, but does not include future fundings. (3) Initial LTV considers the original appraisal at the time of origination. (4) Stabilized LTV considers the prospective market value “as stabilized” which reflects the property's market value as of the time the property is projected to achieve stabilized occupancy. Stabilized occupancy is the occupancy level that a property is expected to achieve after the property is exposed to the market for lease over a reasonable period of time and at comparable terms and conditions to other similar properties. (5) A variable rate per annum generating not less than a 13% internal rate of return on the principal balance of the loan, inclusive of the exit fee. 25 Type Origination Date Principal Balance Book Value Cash Coupon(1) Yield(2) Original Term (Years) State Property Type Initial LTV(3) Stabilized LTV(4) Asset 1 Senior 12/15 $120.0 $118.6 L + 4.20% 5.20% 4 LA Retail 65.5% 60.0% Asset 2 Senior 09/15 105.0 104.2 L + 3.42% 4.38% 3 CA Retail 70.9% 66.9% Asset 3 Senior 11/15 76.4 75.5 L + 4.20% 5.39% 3 NY Office 66.4% 68.7% Asset 4 Mezzanine 11/15 63.3 63.3 L + 7.25% 7.70% 3 Multi-state Office 77.6% 77.5% Asset 5 Mezzanine 03/15 45.9 45.7 L + 6.75% 8.03% 2 Multi-state Hotel 70.3% 63.5% Asset 6 Senior 12/15 43.5 43.1 L + 4.05% 5.09% 3 TX Multifamily 81.2% 76.8% Asset 7 Senior 12/15 38.8 38.3 L + 4.90% 5.51% 4 PA Office 74.5% 67.5% Asset 8 Senior 11/15 38.0 37.4 L + 4.55% 5.84% 4 MD Office 80.0% 64.5% Asset 9 Senior 10/15 23.5 23.3 L + 3.60% 4.37% 4 NY Multifamily 73.4% 58.6% Asset 10 Senior 08/15 18.7 18.5 L + 4.05% 5.22% 3 FL Multifamily 85.0% 68.4% Asset 11 Mezzanine 08/15 17.0 17.0 L + 8.75% 9.52% 2 FL Hotel 71.9% 67.9% Asset 12 Senior 12/15 15.0 15.0 L + 6.91% 7.35% 3 Multi-state Office 65.8% 65.8% Asset 13 Senior 08/15 12.4 12.3 L + 5.25% 6.21% 3 FL Multifamily 76.1% 74.2% Asset 14 Senior 10/15 11.2 11.0 L + 4.99% 6.63% 3 MO Hotel 73.2% 57.7% Asset 15 Senior 09/15 11.0 10.9 L + 4.03% 4.95% 3 FL Multifamily 77.7% 76.9% Asset 16 Mezzanine 07/15 9.9 9.9 L + 12.25% 13.35% 3 PA Office 81.7% 79.6% Asset 17 Mezzanine 08/15 9.9 9.8 L + 9.50% 10.28% 5 GA Office 78.7% 66.4% Asset 18 Mezzanine 11/15 7.9 7.2 13.0%(5) 13.00% 10 NY Hotel 68.3% 43.7% Total/weighted Average $667.4 $661.0 L + 5.07% 6.00% 3.3 72.3% 67.0%

Repo and FHLB Financing(1) 26 (1) As of December 31, 2015. (2) Excludes FHLB membership and activity stock totaling $156.7 million. (3) Weighted average of 35 days to maturity. (4) Includes advances of $2.3 billion with original maturities of 20 years. Repo and FHLB Collateral(2) Repo FHLB Total ($M) Available-for-sale securities, at fair value $5,354.1 $2,413.0 $7,767.1 Derivative asset, at fair value 157.9 - 157.9 Residential mortgage loans held-for-sale, at fair value 9.5 735.9 745.4 Commercial real estate assets 108.9 252.2 361.1 Net economic interests in consolidated securitization trusts 275.0 863.3 1,138.3 $5,905.4 $4,264.4 $10,169.8 Repo Maturities(3) Amount ($M) Percent (%) Within 30 days $2,689.4 53.7% 30 to 59 days 1,739.2 34.7% 60 to 89 days 161.5 3.2% 90 to 119 days 175.5 3.5% 120 to 364 days 242.7 4.9% $5,008.3 100.0% FHLB Maturities Amount ($M) Percent (%) > 1 and ≤ 3 years $651.2 17.2% > 3 and ≤ 5 years 815.0 21.5% > 10 years(4) 2,318.8 61.3% $3,785.0 100.0%

Maturities Notional Amounts ($B) Average Fixed Pay Rate Average Receive Rate Average Maturity (Years) Payers Hedging Repo and FHLB Advances 2016 $1.7 0.462% 0.481% 0.7 2017 2.4 0.765% 0.510% 1.6 2018 0.8 0.944% 0.384% 2.1 2019 0.4 1.283% 0.340% 3.4 2020 and after 2.6 1.821% 0.371% 8.0 $7.9 1.094% 0.437% 3.7 Other Payers 2018 $2.1 1.563% 0.487% 2.9 2020 and after 1.2 2.164% 0.531% 5.1 $3.3 1.787% 0.503% 3.7 Maturities Notional Amounts ($B) Average Pay Rate Average Fixed Receive Rate Average Maturity (Years) Other Receivers 2018 $0.6 0.329% 1.440% 2.9 2020 and after 2.6 0.453% 2.301% 7.0 $3.2 0.431% 2.145% 6.3 Interest Rate Swaps(1) 27(1) As of December 31, 2015.

Interest Rate Swaptions(1) 28(1) As of December 31, 2015. Option Underlying Swap Swaption Expiration Cost ($M) Fair Value ($M) Average Months to Expiration Notional Amount ($M) Average Pay Rate Average Receive Rate Average Term (Years) Purchase Contracts: Payer <6 Months $0.38 $0.17 0.8 $2,000 2.23% 3M LIBOR 6.3 >6 Months 126.27 19.15 39.2 4,500 3.69% 3M LIBOR 5.8 Total Payer $126.65 $19.32 38.5 $6,500 3.24% 3M LIBOR 5.9 Sale Contracts: Payer >6 Months ($81.25) ($6.74) 18.0 $(800) 3M LIBOR 3.44% 10.0 Total Payer ($81.25) ($6.74) 18.0 $(800) 3M LIBOR 3.44% 10.0 Receiver <6 Months ($0.10) ($0.04) 0.7 $(500) 3M LIBOR 1.75% 10.0 Total Receiver ($0.10) ($0.04) 0.7 $(500) 3M LIBOR 1.75% 10.0